UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 29, 2010

ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5075 Westheimer Suite 890 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2010, the Board of Directors of Allis-Chalmers Energy Inc. (the “Company”), upon recommendation of the Compensation Committee, authorized a salary increase for the Company's named executive officers, as set forth below:

Named Executive Officer	Title	Salary

Munawar H. Hidayatallah	Chairman and Chief Executive Officer	$600,000

Victor M. Perez	Chief Financial Officer	$315,000

David K. Bryan	President and CEO of Allis-Chalmers Directional Drilling Services LLC	$262,500

Terrence P. Keane	Senior Vice President— Oilfield Services	$315,000

Mark Patterson	Senior Vice President— Rental Services	$265,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

Date: February 2, 2010	By:	/s/ Theodore F. Pound III
	Name:	Theodore F. Pound III
	Title:	General Counsel and Secretary